UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 6, 2017

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	Commission File Number	I.R.S. Employer Identification No.
Windstream Holdings, Inc.	Delaware	001-32422	46-2847717
Windstream Services, LLC	Delaware	001-36093	20-0792300

4001 Rodney Parham Road Little Rock, Arkansas	72212
(Address of principal executive offices)	(Zip Code)

(501) 748-7000
(Registrants’ telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 7.01. Regulation FD Disclosure

On December 6, 2017, counsel for Windstream Services, LLC (the “Company”) sent a letter to counsel for Aurelius Capital Master Ltd. (“Aurelius”), a holder of the Company’s 6 3/8% Senior Notes due 2023 (the “6 3/8% Senior Notes”), a copy of which is attached hereto as Exhibit 99(a).

Item 8.01. Other Events

On November 27, 2017, the Company received a purported notice of default dated November 27, 2017 (the “November Notice”) from Aurelius which alleged that the Company’s previously announced offers to exchange certain of the Company’s existing senior notes for additional 6 3/8% Senior Notes and/or 8.625% Senior First Lien Notes due 2025 and solicitation of consents from holders of the 6 3/8%  Senior Notes (the “Exchange and Consent Transactions”) violated the terms of the indenture governing the 6 3/8% Senior Notes (the “Indenture”).

On December 6, 2017, the Company received a notice dated December 6, 2017 from Aurelius rescinding the November Notice.

The allegations in the November Notice were substantially the same as claims Aurelius has made in litigation relating to its purported notice of default dated September 21, 2017 (the “Original Notice”) that is pending in federal district court in the Southern District of New York. The Company will vigorously defend against these claims. The Company has also filed pleadings outlining that the claims asserted in the litigation by the trustee under the Indenture that relate to the Original Notice are mooted by the Exchange and Consent Transactions and, thus, ripe for dismissal. There can be no assurance that the Company will be successful in the pending litigation.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
Exhibit 99(a)	Letter dated December 6, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

WINDSTREAM HOLDINGS, INC.		WINDSTREAM SERVICES, LLC

By:	/s/ Kristi M. Moody	By:	/s/ Kristi M. Moody
Name:	Kristi M. Moody	Name:	Kristi M. Moody
Title:	Senior Vice President, General Counsel and	Title:	Senior Vice President, General Counsel and
	Corporate Secretary		Corporate Secretary

Dated: December 6, 2017